Lord Abbett Global Fund

PROSPECTUS

MAY 1, 2010

LORD ABBETT DEVELOPING LOCAL MARKETS FUND	CLASS	TICKER	CLASS	TICKER
	A	LDMAX	I	LDMYX
	B	LDMBX	P	LDMPX
	C	LDMCX	R2	LDMQX
	F	LDMFX	R3	LDMRX

LORD ABBETT GLOBAL ALLOCATION FUND	CLASS	TICKER	CLASS	TICKER
	A	LAGEX	I	LGEYX
	B	LAGBX	P	N/A
	C	LAGCX	R2	LAGQX
	F	LAGFX	R3	LARRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

DEVELOPING LOCAL MARKETS FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges – Class A Share Front-End Sales Charge” in the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” in the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, P, R2, and R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.35%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.27%	1.92%	1.92%	1.02%	0.92%	1.37%	1.52%	1.42%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A

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shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$598	$859	$1,139	$1,936	$598	$859	$1,139	$1,936
Class B Shares	$595	$903	$1,137	$2,075	$195	$603	$1,037	$2,075
Class C Shares	$195	$603	$1,037	$2,243	$195	$603	$1,037	$2,243
Class F Shares	$104	$325	$563	$1,248	$104	$325	$563	$1,248
Class I Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131
Class P Shares	$139	$434	$750	$1,646	$139	$434	$750	$1,646
Class R2 Shares	$155	$480	$829	$1,813	$155	$480	$829	$1,813
Class R3 Shares	$145	$449	$776	$1,702	$145	$449	$776	$1,702

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. For purposes of this policy, the Fund considers a developing market to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years. Developing markets include countries in Asia, Africa, the Middle East, Latin America and Europe.

In pursuing its investment objective, the Fund may:

•	invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies;

•	engage in foreign currency transactions on a spot (cash) basis;

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•	invest in foreign currency futures contracts;

•	invest in options on foreign currencies and futures;

•	obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, such as buy backs or dollar rolls;

•	hedge its exposure to developing country currencies (but is not required to do so); and

•	invest in other types of fixed income instruments that may not be denominated in the currencies of developing markets and may not provide investment exposure to the currencies of developing markets.

The Fund may invest substantially in forward foreign currency contracts (a type of forward contract). The Fund also may engage in foreign currency-related transactions on a spot (cash) basis, and enter into and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund also may invest in other types of derivatives, including options, futures contracts, and swap agreements that derive their value from the value of an underlying asset, reference rate or index. The Fund is not registered or subject to regulation as a commodity pool operator under the Commodity Exchange Act.

When the Fund is invested substantially in forward foreign currency contracts or other derivative instruments, the Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund will invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund. In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) during the period of time while the contract positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

The Fund’s fixed income instruments may include the following:

•	corporate debt securities, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

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•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises;

•	obligations of international agencies or supranational entities; and

•	derivatives based on the return of fixed income instruments.

The Fund also may invest up to 15% of its total assets in high yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”), including unrated securities that Lord Abbett determines to be of comparable quality as such securities. High yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal market conditions, the Fund’s average portfolio duration is not expected to exceed eight years. However, the Fund’s average portfolio duration will vary from time to time.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

In addition to the risks of overall market movements and risks that are specific to an individual investment held by the Fund, the principal risks you assume when investing in the Fund include currency risk, the risks of investing in foreign securities, the risks of investing in derivatives, liquidity risk, the risks from leverage, interest rate risk, credit risk, the risk of changes in tax treatment, and the risks related to portfolio turnover. The Fund attempts to manage these risks through careful security selection and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk.

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Foreign Currencies and Currency-Related Transaction Risk. The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. The Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Foreign Investments Risk. Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets and key information about an issuer, security, or market may be inaccurate or unavailable. In addition, settlement procedures and trading practices may be different, transaction costs may be higher, and there may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

Developing or Emerging Market Investments. The securities markets of developing or emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Derivatives Risk. The Fund may invest substantially in forward foreign currency contracts, which are a type of derivative investment. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an over-the-counter (“OTC”) contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage

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factors associated with such transactions. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund may be required to segregate permissible liquid assets to cover the Fund’s obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

Non-Diversified Risk. The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

Leverage. Certain of the Fund’s transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

Debt Securities. The Fund is subject to the general risks and considerations associated with investing in debt securities, including interest rate risk. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.

Mortgage-Related and Other Asset-Backed Securities. The value of these securities is particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

High Yield Debt Securities. High yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds.

Portfolio Management Risk: The strategies used by the Fund’s portfolio managers and their security selections may fail to produce the intended result and

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the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

The Fund may engage in active and frequent trading of its portfolio securities and can be expected to have a portfolio turnover rate substantially in excess of 100%, which may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

Potential for Changes in Tax Treatment. The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) — Class A Shares(1)

(1)

The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund’s current investment strategy.

Best Quarter 2nd Q ’09 +13.14%	Worst Quarter 4th Q ’08 -12.43%

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, I, P, R2, and R3 shares compare to a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 4.75%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2009)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	14.71%	1.64%	4.49%	–
After Taxes on Distributions	13.57%	-0.08%	2.85%	–
After Taxes on Distributions and Sale of Fund Shares	9.50%	0.37%	2.85%	–
Class B Shares	15.68%	1.81%	4.48%	–
Class C Shares	19.85%	2.00%	4.36%	–
Class F Shares	20.82%	–	–	4.48%	9/28/2007
Class I Shares	20.89%	3.01%	–	4.01%	10/19/2004
Class P Shares	20.43%	2.63%	4.83%	–
Class R2 Shares	20.12%	–	–	4.23%	9/28/2007
Class R3 Shares	20.33%	–	–	4.26%	9/28/2007
Index
JPMorgan Emerging Local Markets Index Plus (ELMI+) (reflects no deduction for fees, expenses, or taxes)	11.72%	7.64%	8.46%	8.81% 5.23%	10/31/2004(1) 9/30/2007(2)
(1) Corresponds with Class I period shown. (2) Corresponds with Class F, R2, and R3 periods shown.

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2001
Leah G. Traub, Portfolio Manager and Director	2009

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of this prospectus.

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GLOBAL ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges – Class A Share Front-End Sales Charge” in the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” in the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, P, R2, and R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.35%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses	2.15%	2.80%	2.80%	1.90%	1.80%	2.25%	2.40%	2.30%
Management Fee Waiver(1)	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Management Fee Waiver(1)	1.90%	2.55%	2.55%	1.65%	1.55%	2.00%	2.15%	2.05%

(1)	For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to waive its management fee. Such agreement may be terminated only upon the approval of the Board of Directors.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver agreement between the Fund and Lord Abbett for the one-year period). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$757	$1,187	$1,641	$2,896	$757	$1,187	$1,641	$2,896
Class B Shares	$658	$1,145	$1,557	$2,955	$258	$845	$1,457	$2,955
Class C Shares	$258	$845	$1,457	$3,110	$258	$845	$1,457	$3,110
Class F Shares	$168	$573	$1,003	$2,202	$168	$573	$1,003	$2,202
Class I Shares	$158	$542	$952	$2,095	$158	$542	$952	$2,095
Class P Shares	$203	$679	$1,182	$2,566	$203	$679	$1,182	$2,566
Class R2 Shares	$218	$725	$1,258	$2,717	$218	$725	$1,258	$2,717
Class R3 Shares	$208	$694	$1,208	$2,616	$208	$694	$1,208	$2,616

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.81% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

This Fund is a “fund of funds” – meaning it invests in other mutual funds rather than directly in portfolio securities. To pursue its objective, the Fund allocates its assets primarily to equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East, by investing in a weighted combination of other mutual funds managed by Lord, Abbett & Co. LLC that hold such instruments. The Fund may emphasize its exposure to foreign securities if Lord Abbett believes that such securities have the potential to outperform domestic securities. The Fund, through its investments in the underlying funds, will allocate its assets among various regions and at least three different countries, including the U.S.

The Fund’s investment exposure through the underlying funds primarily includes the following types of securities and other financial instruments:

•

Foreign company securities, including (i) foreign securities traded outside of the U.S., (ii) securities of foreign companies that primarily are traded on a U.S. securities exchange, and (iii) American Depositary Receipts (“ADRs”), which typically are issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The underlying funds also may invest in securities issued by companies incorporated in or organized under the laws of jurisdictions outside of the U.S., or located in or conducting most of their business outside of the U.S., including emerging markets.

•

Equity securities of large, mid-sized, and small companies. Equity securities include common stocks, preferred stocks, convertible securities, and equity interests in trusts, partnerships, and limited liability companies. The underlying funds also may invest in securities that have equity characteristics or are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•	Growth stocks of companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value stocks of companies that the underlying fund’s portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types, including investment grade debt securities, high yield debt securities, mortgage-related and other asset-backed securities, U.S. Government securities, senior loans, and cash equivalents.

•	Derivatives, such as swaps, options, or futures, which the underlying fund may use to protect gains in the fund’s portfolio, hedge against certain risks, or efficiently gain investment exposure.

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The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund’s investment exposure through the underlying funds primarily consists of investments in equity securities and fixed income securities of U.S. and foreign issuers, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Foreign Company Risk: The Fund’s investment exposure to foreign companies or issuers (and ADRs), including issuers in emerging markets, generally is subject to the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards. The underlying funds generally have limitations on investing in securities that are traded on non-U.S. exchanges or markets. The underlying funds may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, including emerging markets, but which principally are traded on a U.S. securities market or exchange. To the extent that an underlying fund invests in this manner, the percentage of the underlying fund’s assets that is exposed to the risks associated with foreign companies may be greater than the percentage of the underlying fund’s assets that are invested in foreign securities, which are securities that principally are traded outside of the U.S. The underlying fund’s investments in emerging market issuers generally are subject to more risks than investments in developed market companies.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services,

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or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The Fund uses a “blend” strategy to invest in the underlying funds that employ both growth and value stocks, or in stocks with characteristics of both. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Fixed Income Security Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the Fund’s high yield debt securities, which have lower credit ratings. The prices of high yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high yield bonds generally is less liquid than the market for higher-rated securities. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Portfolio Management Risk: The strategies used by the Fund’s portfolio managers to allocate the Fund’s assets among the underlying funds, and the strategies used by portfolio managers of the underlying funds and their security selections may fail to produce the intended result and the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Derivatives Risk: To the extent that the underlying funds use derivatives, the Fund will be exposed to the risk that the value of a derivative instrument held by an underlying fund does not move in correlation with the value of the underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the underlying fund. Investing in derivatives also includes the risk that the derivatives will become illiquid and that the counterparty to the options, futures, forwards or swap agreement or contract may fail to perform its obligations. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested

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by the underlying fund in the derivative instrument. In addition, the underlying fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the underlying fund’s use of derivatives is successful will depend on, among other things, the underlying fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the underlying fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Frequent Trading Risk: Certain of the underlying funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected from time to time to have portfolio turnover rates substantially in excess of 100%, which may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) — Class A Shares(1)

(1)

The Fund implemented its current investment strategy effective July 1, 2008. The performance of the Fund for periods prior to July 1, 2008 is not representative of the Fund’s current investment strategy.

Best Quarter 2nd Q ’09 +22.59%	Worst Quarter 4th Q ’08 -18.72%

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, I, R2, and R3 shares compare to a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 5.75%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2009)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	29.83%	3.07%	1.06%	–
After Taxes on Distributions	28.79%	1.76%	0.19%	–
After Taxes on Distributions and Sale of Fund Shares	19.80%	2.28%	0.66%	–
Class B Shares	33.10%	3.48%	1.13%	–
Class C Shares	37.00%	3.65%	1.00%	–
Class F Shares	38.16%	–	–	-6.72%	9/28/2007
Class I Shares	38.39%	4.69%	–	6.73%	10/19/2004
Class R2 Shares	38.36%	–	–	-1.54%	6/30/2008
Class R3 Shares	38.40%	–	–	-1.56%	6/30/2008
Index
MSCI (“Morgan Stanley Capital International”) World Index with Gross Dividends (reflects no deductions for fees, expenses or taxes)	30.79%	2.57%	0.23%	4.63% -11.33% -8.88%	10/19/2004 9/28/2007 6/30/2008
MSCI World Index with Net Dividends (reflects no deductions for fees or expenses, but reflects deduction of withholding taxes)	29.99%	2.01%	-0.24%	4.07% -11.86% -9.42%	10/19/2004 9/28/2007 6/30/2008

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. Lord Abbett’s Asset Allocation Committee oversees and reviews investment and allocation of the Fund’s assets among the underlying funds. The members of the Asset Allocation Committee are jointly and primarily responsible for the day-to-day management of the Fund and include:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Robert S. Dow, Senior Partner and Chief Executive Officer	2008
Robert I. Gerber, Partner and Chief Investment Officer	2008
Stacy P. Allen, Chief Administrative Officer	2009
Robert P. Fetch, Partner and Director	2008
Harold E. Sharon, Partner and Director	2008
Christopher J. Towle, Partner and Director	2008

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PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F, P(3), R2, and R3	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)

Effective March 31, 2010, Class B shares no longer are available for purchase by new or existing investors. As of that date, Class B shares will be issued only in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)	Class P shares are closed to substantially all new investors.
(4)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Developing Local Markets Fund

The Fund’s investment objective is to seek high total return.

Global Allocation Fund

The Fund’s investment objective is total return.

PRINCIPAL INVESTMENT STRATEGIES

Developing Local Markets Fund

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. For purposes of this policy, the Fund considers a developing market to be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years. Developing markets include countries in Asia, Africa, the Middle East, Latin America, and Europe. To the extent U.S. fixed income instruments are used to “cover” the Fund’s net exposure under forward contracts and other instruments that provide investment exposure to the currencies of developing markets, as discussed more fully below, the value of such instruments will be counted for purposes of the Fund’s 80% policy.

In pursuing its investment objective, the Fund may:

•	invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies;

•	engage in foreign currency transactions on a spot (cash) basis;

•	invest in foreign currency futures contracts;

•	invest in options on foreign currencies and futures;

•	obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, such as buy backs or dollar rolls;

•	hedge its exposure to developing country currencies (but is not required to do so); and

•	invest in other types of fixed income instruments that may not be denominated in the currencies of developing markets and may not provide investment exposure to the currencies of developing markets.

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The Fund may invest substantially in forward foreign currency contracts (a type of forward contract). The Fund also may engage in foreign currency-related transactions on a spot (cash) basis, and enter into and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery.

A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Lord Abbett will determine the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors. The Fund may be required to segregate or earmark assets determined to be liquid by Lord Abbett to cover its obligations under forward foreign currency exchange contracts.

The Fund also may invest in other types of derivatives, including options, futures contracts, and swap agreements. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. In connection with its currency and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) during the period of time while the contract positions are open. The Fund is not registered or subject to regulation as a commodity pool operator under the Commodity Exchange Act.

When the Fund is invested substantially in forward foreign currency contracts or other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in developing markets. Because the delivery and settlement of the contract is in the future, the Fund will retain the assets intended to be used to settle the contract until the specified future date. The Fund will invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.

With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation

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(i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund also may enter into non-deliverable currency forward contracts (“NDFs”), which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency.

The Fund may enter into financial futures contracts and options thereon as a substitute for taking a position in an underlying asset, to increase returns, for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (“OTC”) market. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or for investment (speculative) purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

All or a portion of the Fund’s investments in U.S. fixed income instruments will be used to cover the Fund’s obligations relating to its currency and certain other transactions. The value of such investments (to the extent used to cover the Fund’s

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net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to the currencies of developing markets will be counted for purposes of the Fund’s 80% policy.

The Fund’s fixed income instruments may include the following:

•	corporate debt securities, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises;

•	obligations of international agencies or supranational entities; and

•	derivatives based on the return of fixed income instruments.

The Fund also may invest up to 15% of its total assets in high yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”), including unrated securities that Lord Abbett determines to be of comparable quality as such securities. High yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency or are unrated but determined by Lord Abbett to be of comparable quality. By contrast, investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal market conditions, the average portfolio duration is not expected to exceed eight years. However, the average portfolio duration of the Fund will vary from time to time. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if

PROSPECTUS – THE FUNDS
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interest rates rose by one percentage point, and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

Global Allocation Fund

This Fund is a “fund of funds” – meaning it invests in other mutual funds rather than directly in portfolio securities. To pursue its objective, the Fund allocates its assets primarily to equity securities and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East, by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC that hold such instruments. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless Lord Abbett deems market conditions to be unfavorable for the Fund, in which case the Fund will invest at least 30%) in underlying funds that invest substantially in equity or fixed income securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund, through its investments in the underlying funds, will allocate its assets among various regions and at least three different countries, including the U.S. For information about the underlying funds, see “Appendix A: Underlying Funds of Global Allocation Fund.”

The underlying funds may invest in a broad range of equity securities (including common and preferred stocks, warrants, and similar instruments) and fixed income securities (including investment grade debt securities, high yield debt securities, and mortgage-related securities). As a result, the Fund’s investment exposure will proportionately mirror the investment exposure of the securities held by the underlying funds in which the Fund invests.

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The Fund’s investment exposure through the underlying funds primarily includes the following types of securities and other financial instruments:

•

Foreign company securities, including (i) foreign securities traded outside of the U.S., (ii) securities of foreign companies that primarily are traded on a U.S. securities exchange, and (iii) ADRs, which typically are issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The underlying funds also may invest in securities issued by companies incorporated in or organized under the laws of jurisdictions outside of the U.S., or located in or conducting most of their business outside of the U.S., including emerging markets. The Fund may allocate up to 100% of its net assets among underlying funds that primarily invest in foreign or international companies.

•

Equity securities of large, mid-sized, and small companies. Equity securities include common stocks, preferred stocks, convertible securities, and equity interests in trusts, partnerships, and limited liability companies. The underlying funds also may invest in securities that have equity characteristics or are tied to the price of stock, such as warrants, rights, and convertible debt securities. The Fund’s overall target allocation among underlying funds that primarily invest in equity securities will be approximately 75% of the Fund’s net assets, measured at the time of investment in an underlying fund.

•	Growth stocks of companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value stocks of companies that the underlying fund’s portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types, including investment grade debt securities, high yield debt securities, mortgage-related or other asset-backed securities, U.S. Government securities, senior loans, and cash equivalents. The Fund’s overall target allocation among underlying funds that primarily invest in fixed income securities will be approximately 25% of the Fund’s net assets, measured at the time of investment in an underlying fund.

•

Derivatives, such as swaps, options, futures, and forwards, which the underlying fund may use to protect gains in the fund’s portfolio, hedge against certain risks, or efficiently gain investment exposure.

The Fund generally will seek to allocate its assets primarily to equity and fixed income securities of U.S. and foreign issuers in a proportion that the manager believes is best suited to achieving the Fund’s investment objective in light of current market conditions. The Fund will decide in which of the underlying funds

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it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may not achieve this balance or other objectives.

In accordance with their investment objectives, the underlying funds may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Some examples of the types of derivatives in which the underlying funds may invest are options, futures, forward contracts, and swap agreements. The underlying funds may use derivatives for hedging purposes, including protecting unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. Neither the Fund nor the underlying funds are registered or subject to regulation as a commodity pool operator under the Commodity Exchange Act.

Certain of the underlying funds may invest in securities denominated in foreign currencies, which may decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Although an underlying fund is not required to hedge its exposure to any currency, it may choose to do so. An underlying fund may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts (a type of forward contract) and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery. An underlying fund may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow an underlying fund to lock in a specified exchange rate for a period of time. They also may be used to increase an underlying fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift an underlying fund’s exposure to foreign currency fluctuations from one country to another.

In accordance with their investment objectives and policies, the underlying funds may purchase call and put options and write (sell) covered call and put options. Certain of the underlying funds may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The underlying funds also may enter into OTC options contracts, which are available for a greater variety of securities, and

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a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the underlying funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Certain of the underlying funds may enter into equity index, credit, currency and total return swap agreements and swaptions (options on swaps). An underlying fund may enter into these transactions swaps for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The underlying funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

PRINCIPAL RISKS

Developing Local Markets Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

In addition to the risks of overall market movements and risks that are specific to an individual investment held by the Fund, the principal risks you assume when investing in the Fund include currency risk, the risks of investing in foreign securities in foreign markets, the risks of investing in derivatives, liquidity risk, the risks from leverage, interest rate risk, credit risk, the risk of changes in tax treatment, and the risks related to portfolio turnover, which are described below. The Fund attempts to manage these risks through continual portfolio review and

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analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk.

Foreign Currencies Risk. The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Foreign Currency-Related Transaction Risk. The Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

Foreign Investments Risk. Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. Key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

Developing or Emerging Market Investments Risk. The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

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Derivatives Risk. The Fund may invest substantially in forward foreign currency contracts, which are a type of derivative investment. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds’ assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Non-Diversified Risk. The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

Liquidity Risk. The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price.

Leverage Risk. Certain of the Fund’s transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such

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contracts. There is no assurance that the Fund will be able to employ leverage successfully.

Debt Securities Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including interest rate risk. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. The value of these securities is particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet obligations.

High Yield Debt Securities Risk. High yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of its portfolio securities and can be expected to have a portfolio turnover rate substantially in excess of 100%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

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Portfolio Management Risk: The strategies used by the Fund’s portfolio managers and their security selections may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

Potential for Changes in Tax Treatment. The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

Temporary or Defensive Investments. The Fund seeks to remain fully invested in accordance with its investment objective. In an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, however, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

Global Allocation Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The Fund’s investment exposure through the underlying funds primarily consists of investments in equity securities and fixed income securities of U.S. and foreign

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issuers. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual securities also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company.

Following recent extreme volatility in the credit markets, certain debt securities may continue to experience greater illiquidity, increased price volatility, credit downgrades, and increased likelihood of default. Increased illiquidity, volatility and risk of default associated with these securities and continuing market turmoil may have an adverse effect on the price of certain mortgage-related and other asset-backed securities.

Although the Fund maintains a diversified portfolio, from time to time one or more of the underlying funds may favor investments in one or more particular industries or sectors. To the extent that an underlying fund emphasizes a particular industry or sector, the value of the relevant portion of the underlying fund’s investments may fluctuate in response to events affecting that industry or sector (such as government regulations, resource availability or economic developments) to a greater degree than securities within other industries or sectors.

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through portfolio diversification and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Foreign Company Risk: The Fund’s investment exposure to foreign companies, including emerging market companies and ADRs, generally is subject to the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards. Foreign companies or issuers may not be subject to the same degree of regulation as U.S. companies and, as a result, there may be less information publicly available about foreign companies or issuers. Securities clearance, settlement procedures and trading practices may be different and transaction costs may be higher when investing in foreign companies or issuers. In addition, there may be less trading volume and liquidity, which may lead to greater price

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fluctuation. The underlying funds generally have limitations on investing in securities that are traded on non-U.S. exchanges or markets. The underlying funds may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, including emerging markets, but which principally are traded on a U.S. securities market or exchange. To the extent that an underlying fund invests in this manner, the percentage of the underlying fund’s assets that is exposed to the risks associated with foreign companies may be greater than the percentage of the underlying fund’s assets that are invested in foreign securities, which are securities that principally are traded outside of the U.S. The underlying fund’s investments in emerging market issuers generally are subject to more risks than investments in developed market companies.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by an underlying fund that are denominated in those currencies. An underlying fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and an underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•

Mid-sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

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•

Blend Style Risk: The Fund uses a “blend” strategy to invest in underlying funds that employ both growth and value stocks, or in stocks with characteristics of both. The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the portfolio managers seek to diversify these risks and lower the volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Security Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by the underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying fund’s high yield debt securities, which have lower credit ratings. The prices of high yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high yield bonds generally is less liquid than the market for higher-rated securities. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing the underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Portfolio Management Risk: The strategies used by the Fund’s portfolio managers to allocate the Fund’s assets among the underlying funds, and the strategies used by portfolio managers of the underlying funds and their security selections may fail to produce the intended result and the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Derivatives Risk: To the extent that the underlying funds use derivatives, the Fund will be exposed to the risk that the value of a derivative instrument held by an underlying fund does not move in correlation with the value of the underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the underlying fund. Investing in derivatives also includes the risk that the derivatives will become illiquid and that the counterparty to the options, futures, forwards or swap agreement or contract may fail to perform its obligations. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested

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by the underlying fund in the derivative instrument. Whether the underlying fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the underlying fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Frequent Trading Risk: Certain of the underlying funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected from time to time to have portfolio turnover rates substantially in excess of 100%, which may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

Temporary or Defensive Investments. The Fund seeks to remain fully invested in accordance with its investment objective. In an attempt to respond to adverse economic, market, political or other conditions that are unfavorable for investors, however, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI and further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Funds’ annual report to shareholders for the fiscal year ended December 31.

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Investment Adviser. The Funds’ investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with assets under management of approximately $90.8 billion in 53 mutual funds and other advisory accounts as of February 28, 2010.

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide country, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Developing Local Markets Fund. Robert I. Gerber, Partner and Chief Investment Officer, and Leah G. Traub, Portfolio Manager and Director, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Gerber joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management and has been a member of the team since 2001. Ms. Traub joined Lord Abbett in 2007 as a quantitative analyst, providing quantitative support for Lord Abbett’s Fixed Income and International Equity products. She has served as a quantitative analyst for the Fund since joining Lord Abbett. Previously, she was a Research Economist at Princeton Economics Group (2006–2007), a Teaching Assistant and Lecturer at Rutgers University’s Economics Department (2004–2007), and a Research Assistant at the National Bureau of Economic Research (2005–2006). Ms. Traub has been a member of the team since 2009.

Global Allocation Fund. Lord Abbett’s Asset Allocation Committee oversees and reviews the investment and allocation of the Fund’s assets among the underlying funds. The Asset Allocation Committee began managing the Fund in 2008.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I. Gerber, Partner and Chief Investment Officer; Stacy P. Allen, Chief Administrative Officer; Robert P. Fetch, Partner and Director; Harold E. Sharon, Partner and Director; and Christopher J. Towle, Partner and Director. Mr. Dow, Mr. Gerber, Ms. Allen, Mr. Fetch, Mr. Sharon, and Mr. Towle joined Lord Abbett in 1972, 1997, 2003, 1995, 2003, and 1987, respectively. Messrs. Gerber, Sharon, and Towle became members of the Asset Allocation Committee in 2005; Messrs. Dow and Fetch became members in 2007; and Ms. Allen became a member in 2009. Mr. Dow, Mr. Gerber, Ms. Allen, Mr. Fetch, Mr. Sharon, and Mr. Towle are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

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For Developing Local Markets Fund, the management fee is calculated at the following annual rate:

0.50% on the first $1 billion of average daily net assets; and

0.45% on average daily net assets over $1 billion.

For the fiscal year ended December 31, 2009, the fee paid to Lord Abbett was at an effective annual rate of 0.50% of the Developing Local Markets Fund’s average daily net assets.

For Global Allocation Fund, the management fee is calculated at the annual rate of 0.25% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2009, and for the period from January 1, 2010 through April 30, 2010, Lord Abbett waived its entire management fee. Lord Abbett has contractually agreed to waive its fee for the period May 1, 2010 through April 30, 2011.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets, with the exception of the Global Allocation Fund, which pays no such fee. Developing Local Markets Fund pays all expenses not expressly assumed by Lord Abbett. Global Allocation Fund pays all of its expenses not otherwise borne by the underlying funds or expressly assumed by Lord Abbett.

INFORMATION ABOUT THE AVAILABILITY OF CLASS B SHARES

The Board of Directors has approved the termination of offering Class B shares effective March 31, 2010 (the “Effective Date”). Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. Any new or additional investments into Class B shares are not permitted. For Class B shares outstanding on the Effective Date, and Class B shares acquired subsequent to the Effective Date upon reinvestment of dividends or an exchange, all Class B share attributes, including the Class B Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue to apply. Any purchase requests for Class B shares received after the Effective Date will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided.

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CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares. See “Class C Purchase Limit Policy.”

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs
Front-End Sales Charge	Up to 4.75% (in the case of Developing Local Markets Fund) and up to 5.75% (in the case of Global Allocation Fund); reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more
CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	0.35% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares
Availability	Effective March 31, 2010, Class B shares no longer are available for purchase by new or existing investors and will be issued only in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.
Front-End Sales Charge	None
CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets
Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)
Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares
Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000(4)
Front-End Sales Charge	None
CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares
Availability	Available only to eligible fee-based advisory programs and certain registered investment advisors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

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Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	None
Conversion	None
Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class P Shares
Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(5)
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

Class R2 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets
Conversion	None
Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	See “Class C Purchase Limit Policy.”
(5)	Class P shares are closed to substantially all new investors.

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Investment Minimums.

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F, P(3) , R2, and R3	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)	Consult your financial intermediary for more information.
(2)

Effective March 31, 2010, Class B shares no longer are available for purchase by new or existing investors. As of that date, Class B shares will be issued only in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)	Class P shares are closed to substantially all new investors.
(4)

There is no minimum initial investment for (i) certain purchases through or by a financial intermediary (otherwise eligible to purchase Class I shares) that charges a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor.

Additional Information about Availability of Class F, I, P, R2, and R3 Shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares currently are available for purchase by the following entities:

•	Registered investment advisors investing on behalf of clients, provided that the registered investment advisor:

(i)	is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business;

(ii)	derives its compensation for its services exclusively from its clients for such advisory services; and

(iii)	has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor for such purchases.

•

Institutional investors, such as retirement and benefit plans, companies, foundations, trusts, endowments, and other entities that were not introduced to Lord Abbett by persons associated with a securities broker or dealer, where the total amount of potential investable assets exceeds $10 million.

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•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of financial intermediaries for clients that pay the financial intermediary for services that include investment advisory or management services, provided that the financial intermediary (or its trading agent) has entered into a special arrangement with and agreeable to the Fund and/or Lord Abbett Distributor specifically for such purchases. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

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SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge – Class A Shares (Developing Local Markets Fund Only)
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charge – Class A Shares (Global Allocation Fund Only)
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $50,000	5.75%	6.10%	.9425	5.00%
$50,000 to $99,999	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

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CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett-sponsored fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

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CDSC – Class B Shares
Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (As % of Amount Subject to CDSC)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary (2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charges and reductions and waivers also is available free of charge at www.lordabbett.com/saleschargeinfo. This information also may be reached at www.lordabbett.com by clicking on the “Performance and Pricing” tab under the mutual fund detail section, and clicking on the “more info” link next to the breakpoint table.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested

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information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•

Rights of Accumulation – A Purchaser may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any withdrawals. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

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Purchaser
A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund
For all classes of shares other than Class I shares, an Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares. For Class I shares, an Eligible Fund is any Lord Abbett sponsored fund currently offering Class I shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

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•	purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the chart below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)
Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans	A, B, C
Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C
Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds	A
Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002	A
Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary	A,C
Death of the shareholder	B,C
Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B,C

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Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to authorized institutions that sell the Fund’s shares and service its shareholder accounts. Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table “Fees and Expenses” above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee(1)	A	B	C	F	I	P	R2	R3
Service	0.25%	0.25%	0.25%	—	—	0.25%	0.25%	0.25%
Distribution	0.10%	0.75%	0.75%	0.10%	—	0.20%	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Lord Abbett Distributor may pay 12b-1 fees to financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s

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actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized institutions, maintenance of shareholder accounts, the cost necessary to provide distribution- related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $1 million or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12- month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV.

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Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the concession, any CDSC that otherwise might have applied to any such purchase will be waived. Any waiver must be authorized by the financial intermediary firm and the registered representative.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule – Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$1 million to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*	Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Class B Shares. Subject to the “Information About the Availability of Class B Shares” section above, Lord Abbett Distributor may pay financial intermediaries selling Class B shares a sales concession of 4.00% of the purchase price of the Class B shares and Lord Abbett Distributor will collect any applicable CDSC. Financial intermediaries also receive an annual service fee beginning in the thirteenth month after purchase of up to 0.25% of the average daily net assets represented by the Class B shares that starts to accrue after twelve months following the purchase of Class B shares.

Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC. Financial intermediaries also receive an annual service fee beginning in the thirteenth month after purchase of up to 0.90%, in the case of Developing Local Markets Fund, and 1.00%, in the case of Global Allocation Fund, of the average daily net assets represented by the Class C shares that starts to accrue after twelve months following the purchase of Class C shares.

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Class F, I, P, R2, and R3 Shares. Class F, I, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”).

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without additional cost to the Fund or the Fund’s shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this prospectus. The payments may be for activities including but not limited to the following:

•	marketing and/or distribution support for Dealers;

•	the Dealers’ and their investment professionals’ shareholder servicing efforts;

•	training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•	certain information regarding Dealers and their investment professionals;

•	sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers’ investment professionals and/or their clients or potential clients;

•	the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•	certain Dealers’ costs associated with orders relating to Fund shares (“ticket charges”); and/or

•	any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments sometimes are called “revenue sharing” payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain

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the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary’s sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund’s assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer’s costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer’s sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett’s relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds’ assets and/or sales. However, Lord Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the amount of revenue sharing paid to such Dealers would conform to levels that fall within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, and the purchase of certain

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products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett’s method of calculating revenue sharing payments may be different from the methods that the Dealers use. Please refer to the Fund’s SAI for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer’s investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer’s investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a “preferred” or “recommended” list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund’s portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund’s portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer’s sales in deciding which Dealer to choose to execute the Fund’s portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund’s receipt of the best net results. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus

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account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment

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professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]

P.O. Box 219336

Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to 90 Hudson Street, Jersey City, NJ 07302.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies- Procedures Required by the USA PATRIOT Act” for more information.

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Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Class C Purchase Limit Policy. Effective April 1, 2010, the Lord Abbett Funds will not accept purchases of Class C shares (i) of $500,000 or more, or (ii) in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction.

With respect to qualified retirement plans, the Funds will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

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•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to

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redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) business days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

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•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, as well as tax liability, when converting the distributed securities to cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

ACCOUNT SERVICES

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing
Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.
Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*	In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

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For selling shares
Systematic Withdrawal Plan (“SWP”)	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.
Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

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Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

The Global Allocation Fund’s NAV is calculated based upon the NAVs of the underlying funds in which the Global Allocation Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair value pricing and the effects of doing so. A summary follows. When used below, the term “Fund” refers to the Developing Local Markets Fund and each underlying fund.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

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Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

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To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of

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dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your Financial Intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures

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that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary

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has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Developing Local Markets Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly, while the Global Allocation Fund expects to pay dividends from its net investment income

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quarterly. Each Fund distributes any net capital gains annually. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, a Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

PROSPECTUS – THE FUNDS
68

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased (or decreased) during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the Reports of Independent Registered Public Accounting Firm thereon appear in the 2009 annual reports to shareholders, and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

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69

DEVELOPING LOCAL MARKETS FUND

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.72	$6.73	$6.84	$6.80	$7.66
Investment operations:
Net investment income(a)	.17	.24	.22	.18	.17
Net realized and unrealized gain (loss)	.99	(1.01)	.31	.17	(.59)
Total from investment operations	1.16	(.77)	.53	.35	(.42)
Distributions to shareholders from:
Net investment income	(.18)	(.14)	(.64)	(.31)	(.44)
Return of capital	–	(.10)	–	–	–
Total distributions	(.18)	(.24)	(.64)	(.31)	(.44)
Net asset value, end of year	$6.70	$5.72	$6.73	$6.84	$6.80
Total Return(b)	20.53%	(11.90)%	7.98%	5.22%	(5.61)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.27%	1.23%	1.14%	1.30%	1.30%
Expenses, including expense reductions and expenses reimbursed	1.27%	1.22%	1.14%	1.30%	1.30%
Expenses, excluding expense reductions and expenses reimbursed	1.27%	1.27%	1.83%	1.43%	1.38%
Net investment income	2.69%	3.59%	3.25%	2.70%	2.36%
Supplemental Data:
Net assets, end of year (000)	$109,152	$83,426	$44,148	$50,398	$52,275
Portfolio turnover rate	90.72%	83.70%	301.30%	271.35%	194.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

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70

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.74	$6.74	$6.85	$6.80	$7.67
Investment operations:
Net investment income(a)	.13	.19	.18	.14	.12
Net realized and unrealized gain (loss)	.99	(1.00)	.28	.17	(.60)
Total from investment operations	1.12	(.81)	.46	.31	(.48)
Distributions to shareholders from:
Net investment income	(.13)	(.11)	(.57)	(.26)	(.39)
Return of capital	–	(.08)	–	–	–
Total distributions	(.13)	(.19)	(.57)	(.26)	(.39)
Net asset value, end of year	$6.73	$5.74	$6.74	$6.85	$6.80
Total Return(b)	19.68%	(12.37)%	7.26%	4.67%	(6.34)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.93%	1.88%	1.79%	1.95%	1.95%
Expenses, including expense reductions and expenses reimbursed	1.93%	1.88%	1.79%	1.95%	1.95%
Expenses, excluding expense reductions and expenses reimbursed	1.93%	1.95%	2.46%	2.08%	2.03%
Net investment income	2.11%	2.93%	2.58%	2.05%	1.71%
Supplemental Data:
Net assets, end of year (000)	$3,884	$4,105	$3,303	$4,184	$4,636
Portfolio turnover rate	90.72%	83.70%	301.30%	271.35%	194.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

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71

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.74	$6.75	$6.86	$6.81	$7.67
Investment operations:
Net investment income(a)	.13	.19	.18	.14	.12
Net realized and unrealized gain (loss)	1.00	(1.01)	.30	.17	(.59)
Total from investment operations	1.13	(.82)	.48	.31	(.47)
Distributions to shareholders from:
Net investment income	(.13)	(.11)	(.59)	(.26)	(.39)
Return of capital	–	(.08)	–	–	–
Total distributions	(.13)	(.19)	(.59)	(.26)	(.39)
Net asset value, end of year	$6.74	$5.74	$6.75	$6.86	$6.81
Total Return(b)	19.85%	(12.50)%	7.27%	4.66%	(6.20)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.91%	1.87%	1.79%	1.95%	1.95%
Expenses, including expense reductions and expenses reimbursed	1.91%	1.87%	1.79%	1.95%	1.95%
Expenses, excluding expense reductions and expenses reimbursed	1.91%	1.91%	2.47%	2.08%	2.02%
Net investment income	2.03%	2.95%	2.60%	2.05%	1.70%
Supplemental Data:
Net assets, end of year (000)	$27,512	$18,407	$5,952	$6,608	$7,004
Portfolio turnover rate	90.72%	83.70%	301.30%	271.35%	194.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
72

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31		9/28/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.71	$6.73	$6.92
Investment operations:
Net investment income(b)	.18	.25	.07
Net realized and unrealized gain (loss)	.99	(1.01)	.17
Total from investment operations	1.17	(.76)	.24
Distributions to shareholders from:
Net investment income	(.19)	(.15)	(.43)
Return of capital	–	(.11)	–
Total distributions	(.19)	(.26)	(.43)
Net asset value, end of period	$6.69	$5.71	$6.73
Total Return(c)	20.82%	(11.76)%	3.56	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.98%	.96%	.16	%(d)
Expenses, including expense reductions and expenses reimbursed	.98%	.96%	.16	%(d)
Expenses, excluding expense reductions and expenses reimbursed	.98%	.98%	.17	%(d)
Net investment income	2.72%	3.94%	1.02	%(d)
Supplemental Data:
Net assets, end of period (000)	$24,463	$710	$10
Portfolio turnover rate	90.72%	83.70%	301.30%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
73

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.72	$6.73	$6.85	$6.80	$7.66
Investment from operations:
Net investment income(a)	.19	.26	.25	.21	.20
Net realized and unrealized gain (loss)	.98	(1.00)	.29	.17	(.60)
Total from investment operations	1.17	(.74)	.54	.38	(.40)
Distributions to shareholders from:
Net investment income	(.20)	(.15)	(.66)	(.33)	(.46)
Return of capital	–	(.12)	–	–	–
Total distributions	(.20)	(.27)	(.66)	(.33)	(.46)
Net asset value, end of year	$6.69	$5.72	$6.73	$6.85	$6.80
Total Return(b)	20.89%	(11.47)%	8.20%	5.75%	(5.28)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.92%	.88%	.77%	.95%	.95%
Expenses, including expense reductions and expenses reimbursed	.92%	.87%	.77%	.95%	.95%
Expenses, excluding expense reductions and expenses reimbursed	.92%	.90%	1.45%	1.08%	1.03%
Net investment income	3.06%	3.96%	3.64%	3.03%	2.71%
Supplemental Data:
Net assets, end of year (000)	$27,176	$19,830	$888	$1,041	$564
Portfolio turnover rate	90.72%	83.70%	301.30%	271.35%	194.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
74

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.71	$6.71	$6.82	$6.77	$7.59
Investment operations:
Net investment income(a)	.16	.24	.22	.18	.16
Net realized and unrealized gain (loss)	.99	(1.01)	.30	.17	(.58)
Total from investment operations	1.15	(.77)	.52	.35	(.42)
Distributions to shareholders from:
Net investment income	(.17)	(.13)	(.63)	(.30)	(.40)
Return of capital	–	(.10)	–	–	–
Total distributions	(.17)	(.23)	(.63)	(.30)	(.40)
Net asset value, end of year	$6.69	$5.71	$6.71	$6.82	$6.77
Total Return(b)	20.43%	(11.91)%	7.96%	5.34%	(5.60)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.32%	1.30%	1.17%	1.22%	1.38%
Expenses, including expense reductions and expenses reimbursed	1.32%	1.30%	1.17%	1.22%	1.38%
Expenses, excluding expense reductions and expenses reimbursed	1.32%	1.37%	1.93%	1.50%	1.39%
Net investment income	2.50%	3.52%	3.30%	2.60%	2.20%
Supplemental Data:
Net assets, end of year (000)	$16	$4	$9	$2	$2
Portfolio turnover rate	90.72%	83.70%	301.30%	271.35%	194.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
75

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31		9/28/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.72	$6.73	$6.92
Investment operations:
Net investment income(b)	.15	.25	.06
Net realized and unrealized gain (loss)	1.00	(1.01)	.17
Total from investment operations	1.15	(.76)	.23
Distributions to shareholders from:
Net investment income	(.16)	(.14)	(.42)
Return of capital	–	(.11)	–
Total distributions	(.16)	(.25)	(.42)
Net asset value, end of period	$6.71	$5.72	$6.73
Total Return(c)	20.12%	(11.63)%	3.45	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.50%	1.08%	.27	%(d)
Expenses, including expense reductions and expenses reimbursed	1.50%	1.07%	.27	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.50%	1.15%	.28	%(d)
Net investment income	2.44%	3.74%	.92	%(d)
Supplemental Data:
Net assets, end of period (000)	$23	$12	$10
Portfolio turnover rate	90.72%	83.70%	301.30%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
76

DEVELOPING LOCAL MARKETS FUND

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31		9/28/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.72	$6.73	$6.92
Investment operations:
Net investment income(b)	.16	.23	.07
Net realized and unrealized gain (loss)	.99	(.99)	.17
Total from investment operations	1.15	(.76)	.24
Distributions to shareholders from:
Net investment income	(.17)	(.14)	(.43)
Return of capital	–	(.11)	–
Total distributions	(.17)	(.25)	(.43)
Net asset value, end of period	$6.70	$5.72	$6.73
Total Return(c)	20.33%	(11.76)%	3.48	%(b)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.41%	1.26%	.25	%(d)
Expenses, including expense reductions and expenses reimbursed	1.41%	1.26%	.25	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.41%	1.30%	.25	%(d)
Net investment income	2.52%	3.50%	.95	%(d)
Supplemental Data:
Net assets, end of period (000)	$103	$57	$10
Portfolio turnover rate	90.72%	83.70%	301.30%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

PROSPECTUS – DEVELOPING LOCAL MARKETS FUND
77

GLOBAL ALLOCATION FUND

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2009		2008		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.95		$13.15		$13.17	$12.23	$11.75
Investment operations:
Net investment income(a)	.28		.26		.06	.05	.05
Net realized and unrealized gain (loss)	2.66		(5.10)		1.48	2.13	.91
Total from investment operations	2.94		(4.84)		1.54	2.18	.96
Distributions to shareholders from:
Net investment income	(.33)		(.17)		(.03)	(.04)	(.05)
Net realized gain	–		(.19)		(1.53)	(1.20)	(.43)
Total distributions	(.33)		(.36)		(1.56)	(1.24)	(.48)
Net asset value, end of year	$10.56		$7.95		$13.15	$13.17	$12.23
Total Return(b)	37.83%		(37.33)%		11.82%	18.12%	8.21%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.35	%(c)	1.07	%(c)	1.60%	1.60%	1.60%
Expenses, including expense reductions, expenses assumed and management fee waived	.35	%(c)	1.06	%(c)	1.60%	1.60%	1.60%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.17	%(c)	1.60	%(c)	1.71%	1.83%	1.94%
Net investment income	3.15	%(c)	2.40	%(c)	.45%	.36%	.43%
Supplemental Data:
Net assets, end of year (000)	$83,625		$53,568		$94,321	$83,067	$67,807
Portfolio turnover rate	6.81%		147.44%		87.01%	95.23%	97.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
78

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2009		2008		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.38		$12.25		$12.42	$11.65	$11.24
Investment operations:
Net investment income (loss)(a)	.21		.18		(.03)	(.04)	(.02)
Net realized and unrealized gain (loss)	2.48		(4.74)		1.39	2.02	.86
Total from investment operations	2.69		(4.56)		1.36	1.98	.84
Distributions to shareholders from:
Net investment income	(.26)		(.12)		–	(.01)	–
Net realized gain	–		(.19)		(1.53)	(1.20)	(.43)
Total distributions	(.26)		(.31)		(1.53)	(1.21)	(.43)
Net asset value, end of year	$9.81		$7.38		$12.25	$12.42	$11.65
Total Return(b)	37.10%		(37.74)%		11.08%	17.28%	7.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00	%(c)	1.72	%(c)	2.25%	2.25%	2.25%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00	%(c)	1.72	%(c)	2.25%	2.25%	2.25%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.82	%(c)	2.26	%(c)	2.36%	2.48%	2.58%
Net investment income (loss)	2.49	%(c)	1.74	%(c)	(.20)%	(.29)%	(.22)%
Supplemental Data:
Net assets, end of year (000)	$10,668		$7,194		$12,653	$11,502	$9,064
Portfolio turnover rate	6.81%		147.44%		87.01%	95.23%	97.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
79

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2009		2008		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.40		$12.28		$12.44	$11.67	$11.25
Investment operations:
Net investment income (loss)(a)	.22		.18		(.03)	(.04)	(.02)
Net realized and unrealized gain (loss)	2.47		(4.75)		1.40	2.02	.87
Total from investment operations	2.69		(4.57)		1.37	1.98	.85
Distributions to shareholders from:
Net investment income	(.26)		(.12)		–	(.01)	–
Net realized gain	–		(.19)		(1.53)	(1.20)	(.43)
Total distributions	(.26)		(.31)		(1.53)	(1.21)	(.43)
Net asset value, end of year	$9.83		$7.40		$12.28	$12.44	$11.67
Total Return(b)	37.00%		(37.73)%		11.14%	17.25%	7.61%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00	%(c)	1.71	%(c)	2.25%	2.25%	2.25%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00	%(c)	1.71	%(c)	2.25%	2.25%	2.25%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.80	%(c)	2.25	%(c)	2.36%	2.48%	2.58%
Net investment income (loss)	2.55	%(c)	1.76	%(c)	(.20)%	(.30)%	(.22)%
Supplemental Data:
Net assets, end of year (000)	$17,741		$9,428		$16,104	$12,681	$8,991
Portfolio turnover rate	6.81%		147.44%		87.01%	95.23%	97.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
80

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31				9/28/2007(a) to 12/31/2007
	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$7.95		$13.12		$14.71
Investment operations:
Net investment income(b)	.35		.32		.01
Net realized and unrealized gain (loss)	2.61		(5.11)		(.26)
Total from investment operations	2.96		(4.79)		(.25)
Distributions to shareholders from:
Net investment income	(.35)		(.19)		(.07)
Net realized gain	–		(.19)		(1.27)
Total distributions	(.35)		(.38)		(1.34)
Net asset value, end of period	$10.56		$7.95		$13.12
Total Return(c)	38.16%		(37.09)%		(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10	%(e)	.62	%(e)	.30	%(d)
Expenses, including expense reductions, expenses assumed and management fee waived	.10	%(e)	.61	%(e)	.30	%(d)
Expenses, excluding expense reductions, expenses assumed and management fee waived	.83	%(e)	1.26	%(e)	.39	%(d)
Net investment income	3.66	%(e)	3.02	%(e)	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$641		$9		$10
Portfolio turnover rate	6.81%		147.44%		87.01%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
81

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2009		2008		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.98		$13.18		$13.19	$12.25	$11.76
Investment operations:
Net investment income(a)	.32		.31		.11	.09	.09
Net realized and unrealized gain (loss)	2.67		(5.13)		1.49	2.14	.92
Total from investment operations	2.99		(4.82)		1.60	2.23	1.01
Distributions to shareholders from:
Net investment income	(.36)		(.19)		(.08)	(.09)	(.09)
Net realized gain	–		(.19)		(1.53)	(1.20)	(.43)
Total distributions	(.36)		(.38)		(1.61)	(1.29)	(.52)
Net asset value, end of year	$10.61		$7.98		$13.18	$13.19	$12.25
Total Return(b)	38.39%		(37.10)%		12.25%	18.46%	8.64%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00	%(c)	.69	%(c)	1.25%	1.25%	1.25%
Expenses, including expense reductions, expenses assumed and management fee waived	.00	%(c)	.69	%(c)	1.25%	1.25%	1.25%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.80	%(c)	1.25	%(c)	1.36%	1.48%	1.58%
Net investment income	3.55	%(c)	2.85	%(c)	.78%	.70%	.77%
Supplemental Data:
Net assets, end of year (000)	$1,055		$557		$804	$582	$478
Portfolio turnover rate	6.81%		147.44%		87.01%	95.23%	97.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
82

GLOBAL ALLOCATION FUND

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31/2009		6/23/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.96		$11.83
Investment operations:
Net investment income(b)	.31		.18
Net realized and unrealized gain (loss)	2.68		(3.70)
Total from investment operations	2.99		(3.52)
Distributions to shareholders from:
Net investment income	(.31)		(.16)
Net realized gain	–		(.19)
Total distributions	(.31)		(.35)
Net asset value, end of period	$10.64		$7.96
Total Return(c)	38.36%		(30.36	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00	%(e)	.32	%(d)(e)
Expenses, including expense reductions, expenses assumed and management fee waived	.00	%(e)	.32	%(d)(e)
Expenses, excluding expense reductions, expenses assumed and management fee waived	.81	%(e)	.87	%(d)(e)
Net investment income	3.46	%(e)	1.88	%(d)(e)
Supplemental Data:
Net assets, end of period (000)	$10		$7
Portfolio turnover rate	6.81%		147.44%

(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 7/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
83

GLOBAL ALLOCATION FUND

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31/2009		6/23/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.95		$11.83
Investment operations:
Net investment income(b)	.37		.18
Net realized and unrealized gain (loss)	2.62		(3.70)
Total from investment operations	2.99		(3.52)
Distributions to shareholders from:
Net investment income	(.32)		(.17)
Net realized gain	–		(.19)
Total distributions	(.32)		(.36)
Net asset value, end of period	$10.62		$7.95
Total Return(c)	38.40%		(30.40	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.26	%(e)	.27	%(d)(e)
Expenses, including expense reductions, expenses assumed and management fee waived	.26	%(e)	.26	%(d)(e)
Expenses, excluding expense reductions, expenses assumed and management fee waived	.92	%(e)	.82	%(d)(e)
Net investment income	3.79	%(e)	1.93	%(d)(e)
Supplemental Data:
Net assets, end of period (000)	$51		$7
Portfolio turnover rate	6.81%		147.44%

(a)	Commencement of investment operations was 6/23/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 7/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.

PROSPECTUS – GLOBAL ALLOCATION FUND
84

APPENDIX A: UNDERLYING FUNDS OF GLOBAL ALLOCATION FUND

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Bond Debenture Fund (“Bond Debenture Fund”)

•	Lord Abbett Capital Structure Fund (“Capital Structure Fund”) (formerly Lord Abbett America’s Value Fund)

•	Lord Abbett Classic Stock Fund (“Classic Stock Fund”) (formerly Lord Abbett Large Cap Core Fund)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Developing Local Markets Fund (“Developing Local Markets Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”) (formerly Lord Abbett All Value Fund)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett International Core Equity Fund (“International Core Equity Fund”)

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Mid Cap Value Fund (“Mid Cap Value Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

APPENDIX
A-1

•	Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Stock Appreciation Fund (“Stock Appreciation Fund”) (formerly Lord Abbett Large Cap Growth Fund)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The table below sets forth for Global Allocation Fund the approximate current percentage of net assets that Lord Abbett normally expects to be allocated to the underlying funds by category (equity funds, fixed income funds, and international funds) (“Approximate Target Allocation”). The Approximate Target Allocation percentages in the table below apply at the time of an investment in an underlying fund. For purposes of the Approximate Target Allocation, the Global Allocation Fund’s net assets do not include cash or cash equivalent transactions.

Underlying Funds by Category	Approximate Target Allocation
Equity	75%
Fixed Income	25%
International	100% maximum

The Global Allocation Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an “X”) in which the Global Allocation Fund may invest. The Global Allocation Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior notice or shareholder approval.

US Equity Funds
Affiliated Fund	X
Classic Stock Fund	X
Developing Growth Fund	X
Fundamental Equity Fund	X
Growth Opportunities Fund	X
Micro Cap Growth Fund	X
Micro Cap Value Fund	X
Mid Cap Value Fund	X
Small Cap Blend Fund	X
Small Cap Value Fund	X
Stock Appreciation Fund	X
Value Opportunities Fund	X

APPENDIX
A-2

International Equity Funds
International Core Equity Fund	X
International Dividend Income Fund	X
International Opportunities Fund	X
International Fixed Income Fund
Developing Local Markets Fund	X
US Equity/Fixed Income Fund
Capital Structure Fund	X
US Fixed Income Funds
Bond Debenture Fund	X
Core Fixed Income Fund	X
Floating Rate Fund	X
High Yield Fund	X
Income Fund	X
Short Duration Income Fund	X
Total Return Fund	X

The following is a concise description of the investment objectives and practices of each underlying fund in which the Global Allocation Fund may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

Affiliated Fund

Seeks long-term growth and current income by investing in U.S. and multinational large cap value companies. Focuses on undervalued large companies that have attractive growth prospects, many of which also pay dividends so as to provide current income.

Bond Debenture Fund

Seeks current income generation and the opportunity for capital appreciation by investing across a number of bond categories. Focuses on high yield, convertible, foreign, and U.S. government bonds to pursue maximum total return.

Capital Structure Fund

Seeks long-term growth and current income by investing in U.S. and select international mid and large cap companies along with investment grade, high yield, and convertible bonds.

APPENDIX
A-3

Classic Stock Fund

Seeks to provide long-term growth of capital and current income by investing in the common stocks of established, large, seasoned, U.S. and multinational companies.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage- and asset-backed securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Developing Local Markets Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes senior floating rate loans, with limited exposure to secured and unsecured subordinated loans, second-lien loans, and subordinated bridge loans.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

APPENDIX
A-4

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

International Core Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Mid Cap Value Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that

APPENDIX
A-5

invest in longer duration bonds. Focuses on a variety of short duration investment grade debt securities, U.S. government securities, and mortgage- and other asset-backed debt securities, with limited exposure to high yield bonds, non-U.S. debt securities, and senior loans.

Small Cap Blend Fund

Seeks long-term growth of capital by investing primarily in small companies. Focuses on small companies with improving fundamentals and attractive growth prospects.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Stock Appreciation Fund

Seeks long-term growth by investing in U.S. large cap growth stocks. Focuses on large companies that demonstrate a clear and understandable business strategy, a history of recurring revenues, and substantial earnings growth.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

APPENDIX
A-6

NOTES:

NOTES:

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:

The Lord Abbett Family of Funds

90 Hudson Street

Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC

www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Global Fund, Inc.

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Allocation Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAGF-1 (5/10)

SEC File Number: 811-05476